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                                                                    EXHIBIT 99.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                    (SUBSECTIONS (A) AND (B) OF SECTION 1350,
                  CHAPTER 63 OF TITLE 18, UNITED STATES CODE)


            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States
Code), each of the undersigned officers of Ascent Media Group, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

            The Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (the "Form 10-K") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company as of December 31, 2002 and December 31, 2001 and for the fiscal years ended December 31, 2002 and 2001.

Dated: March 27, 2003                        /s/ William R. Fitzgerald
                                             -----------------------------------
                                             William R. Fitzgerald
                                             Chief Executive Officer

Dated: March 27, 2003                        /s/ George C. Platisa
                                             -----------------------------------
                                             George C. Platisa
                                             Executive Vice President and
                                             Chief Financial Officer

            The foregoing certification accompanies the Form 10-K solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and, pursuant to Securities and Exchange Commission Release 34-47551, the foregoing certification shall not be deemed to be filed as part of the Form 10-K but shall be deemed to accompany such report.

            A signed original of this written statement required by section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.